                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report
     (Date of earliest event reported) February 1, 2005 (January 31, 2005)
                           ---------------------------

                         The Travelers Insurance Company

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             (Exact name of registrant as specified in its charter)

   Connecticut                       33-33691                   06-0566090
 ---------------                  -----------              -------------------
 (State or other                 (Commission                 (IRS Employer
 jurisdiction of                  File Number)             Identification No.)
 incorporation)

                 One Cityplace, Hartford, Connecticut 06103-3415
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               (Address of principal executive offices) (Zip Code)

                                 (860) 308-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                         The Travelers Insurance Company
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

On January 31, 2005, Citigroup Inc., the indirect parent company of The Travelers Insurance Company (the "Company"), announced that it had agreed to sell its Life Insurance and Annuity businesses, including the Company, to MetLife, Inc. The transaction is subject to certain domestic and international regulatory approvals, as well as other customary conditions to closing. It is expected to close this summer.

The transaction contemplates that the Company's Primerica Life segment and certain other assets will remain with Citigroup. Accordingly, prior to the closing, the Company will distribute to its parent company by way of dividend
(i) all of the outstanding shares of common stock of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"), (ii) all shares of Citigroup's Series YYY and Series YY preferred stock held by the Company and
(iii) certain other assets, including certain assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities, assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations (collectively, the "Dispositions"). The Dispositions require certain regulatory approvals. The pro forma financial information included under
Item 9.01(b) gives effect to the Dispositions as if they occurred on the dates indicated therein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(b)     Pro forma financial information

The following unaudited pro forma condensed consolidated financial information of the Company is based on and should be read in conjunction with the historical consolidated financial statements and notes thereto appearing in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 and the unaudited consolidated financial statements appearing in the Company's Quarterly Report on Form 10-Q for the period ended September 30, 2004. The pro forma condensed consolidated statement of income for the nine months ended September 30, 2004 and the year ended December 31, 2003 give effect to the Dispositions (as defined in Item 8.01, which is incorporated by reference herein) as if they occurred on January 1, 2003. The pro forma condensed consolidated balance sheet gives effect to the Dispositions as if they occurred on September 30, 2004.

The unaudited pro forma condensed consolidated financial information has been presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the Dispositions taken place on the dates indicated above.

                         THE TRAVELERS INSURANCE COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
            FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004 (UNAUDITED)
                                  (IN MILLIONS)

                                                        Dispositions
                               --------------------------------------------------------------
                                                        Citigroup
                                            Primerica     Pref.          Other
REVENUES                       Historical      (a)       Stock (b)        (c)       Pro Forma
--------                       ----------   ---------   ------------     -----      ---------
Premiums                        $ 1,634     $  (978)      $    --      $    --        $   656
Net investment income             2,475        (251)         (137)          --          2,087
Net realized investment
   gains/(losses)                   (13)         (3)           --           --            (16)
Fee income                          574         (69)           --           --            505
Other income                        103         (15)           --           (9)            79
                                -------     -------       -------      -------        -------
Total Revenues                    4,773      (1,316)         (137)          (9)         3,311
                                -------     -------       -------      -------        -------
BENEFITS AND EXPENSES
---------------------

Current and future insurance
   benefits                       1,446        (413)           --           --          1,033
Interest credited to                962          --            --           --            962
contractholders
Amortization of deferred
acquisition costs                   481        (190)           --           --            291


General & administrative
expenses                            353        (170)           --          (14)           169
                                -------     -------       -------      -------        -------
Total Benefits and Expenses       3,242        (773)           --          (14)         2,455
                                -------     -------       -------      -------        -------
Income from operations
   before federal taxes           1,531        (543)         (137)           5            856
                                -------     -------       -------      -------        -------
Federal income taxes                437        (176)           --            2            263
                                -------     -------       -------      -------        -------
Net Income                      $ 1,094     $  (367)      $  (137)     $     3        $   593
                                =======     =======       =======      =======        =======



(a) Reflects the distribution by way of dividend of all of the outstanding shares of common stock and the associated assets, liabilities and earnings of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"). Primerica Life and its subsidiaries comprise the Company's Primerica Life segment.

(b) Reflects the distribution by way of dividend of 2,225 shares of Citigroup Cumulative Preferred Stock, Series YYY, carried at a cost of $2,225 million. Series YYY Preferred Stock pays cumulative dividends at the rate of 6.767% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends received and accrued during the nine months ended September 30, 2004 totaled $113 million and which are passed through to the Company's parent are also reflected in the September 30, 2004 pro forma balance sheet.

        Also reflects the distribution of 596 shares of Citigroup Cumulative Preferred Stock, Series YY, carried at a cost of $596 million. Series YY Preferred Stock pays cumulative dividends at the rate of 5.321% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends totaling $24 million were received for the nine months ended September 30, 2004. Dividends accrued of $2 million at September 30, 2004 are reflected in the September 30, 2004 pro forma balance sheet.

(c) Other primarily represents the disposition of the assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations.

                         THE TRAVELERS INSURANCE COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                      AS OF SEPTEMBER 30, 2004 (UNAUDITED)
                                  (IN MILLIONS)

                                                        Dispositions
                                                         Citigroup
                                            Primerica       Pref.        Other
ASSETS                         Historical      (a)        Stock (b)        (c)      Pro Forma
------                         ----------   ---------   ------------   --------     ---------
Investments                      $ 60,382    $ (5,847)    $ (2,921)    $   (338)    $ 51,276
Separate and variable
  accounts                         28,840        (514)          --           --       28,326
Reinsurance recoverables            4,624        (770)          --           --        3,854
Deferred Acquisition Costs          4,788      (2,132)          --           --        2,656
Other assets                        2,869        (579)         (15)          (4)       2,271
                                 --------    --------     --------     --------     --------
Total Assets                     $101,503    $ (9,842)    $ (2,936)    $   (342)    $ 88,383
                                 --------    --------     --------     --------     --------
LIABILITIES

Contractholder funds             $ 32,967        (324)          --           --       32,643
Future policy benefits and
  insurance reserves               16,555      (3,471)          --           --       13,084
Separate and variable
  accounts                         28,840        (515)          --           --       28,325
Deferred taxes                      2,355        (858)        (974)         158          681
Other liabilities                   6,985        (489)          --         (544)       5,952
                                 --------    --------     --------     --------     --------
Total Liabilities                  87,702      (5,657)        (974)        (386)      80,685
                                 --------    --------     --------     --------     --------
EQUITY

Common stock, par value
  $2.50; 40 million shares
  authorized, issued and
  outstanding                         100          --           --           --          100
Additional paid in capital          5,448      (1,097)      (1,848)        (138)       2,365
Retained earnings                   6,773      (2,940)        (114)         182        3,901
Accumulated other changes in
  equity from non-owner sources     1,480        (148)          --           --        1,332
                                 --------    --------     --------     --------     --------
Total Equity                       13,801      (4,185)      (1,962)          44        7,698
                                 --------    --------     --------     --------     --------
Total Liabilities and Equity     $101,503    $ (9,842)    $ (2,936)    $   (342)    $ 88,383
                                 ========    ========     ========     ========     ========

(a) Reflects the distribution by way of dividend of all of the outstanding shares of common stock and the associated assets, liabilities and earnings of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"). Primerica Life and its subsidiaries comprise the Company's Primerica Life segment.

(b) Reflects the distribution by way of dividend of 2,225 shares of Citigroup Cumulative Preferred Stock, Series YYY, carried at a cost of $2,225 million. Series YYY Preferred Stock pays cumulative dividends at the rate of 6.767% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends received and accrued during the nine months ended September 30, 2004 totaled $113 million and which are passed through to the Company's parent are also reflected in the September 30, 2004 pro forma balance sheet.

        Also reflects the distribution of 596 shares of Citigroup Cumulative Preferred Stock, Series YY, carried at a cost of $596 million. Series YY Preferred Stock pays cumulative dividends at the rate of 5.321% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends totaling $24 million were received for the nine months ended September 30, 2004. Dividends accrued of $2 million at September 30, 2004 are reflected in the September 30, 2004 pro forma balance sheet.

(c) Other primarily represents the disposition of the assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations.

                          THE TRAVELERS INSURANCE COMPANY
               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     YEAR ENDED DECEMBER 31, 2003 (UNAUDITED)
                                   (IN MILLIONS)

                                                            Dispositions
                               ---------------------------------------------------------------------
                                                              Citigroup
REVENUES                       Historical   Primerica (a)   Pref. Stock (b)   Other (c)    Pro Forma
--------                       ----------   -------------   ---------------   ---------    ---------
Premiums                         $ 2,327     $(1,245)        $    --             $-         $ 1,082
Net investment income              3,058        (316)           (182)            (0)          2,560
Net realized investment
    gains/(losses)                    37          (5)             --             --              32
Fee income                           606         (75)             --             --             531
Other income                         111         (19)             --             (7)             85
                               --------------------------------------------------------------------
Total Revenues                   $ 6,139     $(1,660)        $  (182)  $         (7)        $ 4,290
                               --------------------------------------------------------------------
BENEFITS AND EXPENSES
---------------------

Current and future insurance
    benefits                       2,102        (534)             --             --           1,568
Interest credited to
  contractholders                  1,248          --              --             --           1,248
Amortization of deferred
    acquisition costs                501        (236)             --             --             265
General and administrative
    expenses                         459        (219)             --            (18)            222
                               --------------------------------------------------------------------
Total Benefits and Expenses        4,310        (989)             --            (18)          3,303
                               --------------------------------------------------------------------
Income from operations
  before federal taxes             1,829        (671)           (182)            11             987
                               --------------------------------------------------------------------
Federal income taxes                 471        (231)             --              4             244
                               --------------------------------------------------------------------
Net Income                       $ 1,358     $  (440)        $  (182)  $          7         $   743
                               ====================================================================


(a) Reflects the distribution by way of dividend of all of the outstanding shares of common stock and the associated assets, liabilities and earnings of the Company's 100% owned subsidiary, Primerica Life Insurance Company ("Primerica Life"). Primerica Life and its subsidiaries comprise the Company's Primerica Life segment.

(b) Reflects the distribution by way of dividend of 2,225 shares of Citigroup Cumulative Preferred Stock, Series YYY, carried at a cost of $2,225 million. Series YYY Preferred Stock pays cumulative dividends at the rate of 6.767% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends totaling $151 were received for the twelve months ending December 31, 2003.

        Also reflects the distribution of 596 shares of Citigroup Cumulative Preferred Stock, Series YY, carried at a cost of $596 million. Series YY Preferred Stock pays cumulative dividends at the rate of 5.321% per annum, has a liquidation value of $1 million per share, a perpetual duration, and is not subject to a sinking fund or mandatory redemption. Dividends totaling $32 million were received for the twelve months ending December 31, 2003.

(c) Other primarily represents the disposition of the assets and liabilities related to the Company's share of the non-qualified pension plan, and post retirement benefits related to inactive employees of the former Travelers Insurance entities assumed during Citigroup's 2002 spin-off of the Travelers Property Casualty operations.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 1, 2005                    THE TRAVELERS INSURANCE COMPANY


                                            By:    /s/  Glenn D. Lammey
                                               ---------------------------------
                                            Name:  Glenn D. Lammey
                                            Title: Chief Financial Officer,
                                                      Chief Accounting Officer

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